                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.49
                                                     To Form 10-Q, June 30, 1998

                     AMENDED AND RESTATED OPTION AGREEMENT
                     -------------------------------------


     THIS AMENDED AND RESTATED OPTION AGREEMENT (this "AGREEMENT") is made as of June 2, 1998, by and among DANIEL WEBSTER, a resident of the Commonwealth of Kentucky, MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky, WILLIAM
G. DIUGUID, a resident of the Commonwealth of Kentucky, SARA T. DIUGUID, a resident of the Commonwealth of Kentucky, J.R. SHOWERS, III, a resident of the State of Indiana, and CAROL A. SHOWERS, a resident of the State of Indiana (collectively, "LANDLORD"), and PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("TENANT").

                                   RECITALS

     A. Landlord and Indiana Ventures LLC, a Nevada limited liability company ("INDIANA VENTURE"), entered into that certain Option Agreement (Expansion Parcel), dated December 22, 1995 (the "ORIGINAL AGREEMENT").

     B. Tenant has assumed all of Indiana Venture's right, title and interest in and to the Original Agreement.

     C. Landlord is the owner of that certain real property in Switzerland County, Indiana, described as Parcel B on EXHIBIT A (the "PROPERTY").
                                          ---------

     D. Tenant is an applicant for an Indiana Riverboat Owner's License to be issued by the Indiana Gaming Commission for the County of Switzerland, Indiana.

     E. In the event a Certificate of Suitability is awarded to Tenant, Tenant shall lease the Property and utilize the same for the development of a riverboat casino complex on the Property (the "PROJECT").

     F. Landlord and Tenant desire to amend and restate the Original Agreement in its entirety as hereinafter provided, and upon and subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is agreed as follows:

     1.  OPTION.  Landlord hereby grants to Tenant the exclusive and irrevocable
         ------
option (the "OPTION") to lease the Property, together with all improvements now and hereafter located thereon.

     2.   OPTION PAYMENT.  In consideration of this Option, Tenant has paid One
          --------------
Dollar ($1.00) to Landlord of even date hereof (the "OPTION PAYMENT"). The Option Payment is nonrefundable.

     3.   OPTION PERIOD.  The option to lease the Property granted by this
          -------------
Agreement shall be exercised by Tenant prior to 5:00 p.m. eastern standard time on the date which is ten (10) business days after the Tenant or its Affiliate (as defined in the Lease) is granted a Certificate of Suitability from the Indiana Gaming Commission (the "COMMISSION") to operate a riverboat casino on the Ohio River from Switzerland County, Indiana (a "CERTIFICATE"), provided, that Tenant's right to exercise the option to lease the Property granted by this Agreement shall expire on December 31, 1998 (the "OPTION EXPIRATION DATE") unless Tenant extends such date as herein provided. Tenant shall not be entitled to exercise the Option unless Tenant or its Affiliate receives a Certificate. Tenant shall be entitled to extend the Option Expiration Date to December 31, 1999 by written notice and payment of the sum of Fifty Thousand Dollars ($50,000.00) to Landlord on or before December 31, 1998 (the "FIRST OPTION EXTENSION PAYMENT"). Tenant shall be entitled to further extend the Option Expiration Date to December 31, 2000 by written notice and payment of the sum of Fifty Thousand Dollars ($50,000.00) to Landlord on or before December 31, 1999 (the "SECOND OPTION EXTENSION PAYMENT") (the First Option Extension Payment and the Second Option Extension Payment are hereinafter referred to together as the "OPTION EXTENSION PAYMENTS"). In the event the Option is exercised and the Lease (as hereinafter defined) is executed, the Option Extension Payments shall be credited against the Base Rent (as defined in the Lease) in accordance with the terms of the Lease.

     4.   EXERCISE OF OPTION.  Tenant shall exercise the Option within ten (10)
          ------------------
business days after the Tenant or its Affiliate receives a Certificate by delivery of a notice to Landlord indicating Tenant's decision to exercise the Option (the "NOTICE OF EXERCISE OF OPTION"). Within thirty (30) days after the Notice of Exercise of Option is delivered, Landlord and Tenant or any entity controlled or designated by Tenant shall each execute a lease agreement (the "LEASE") in substantially the form of EXHIBIT B attached hereto.
                                      ---------
Notwithstanding the foregoing, Tenant shall not exercise the Option unless Tenant shall concurrently exercise its option under that certain Option Agreement dated June 2, 1998 between Tenant and The Webster Family Limited Partnership and The Diuguid Family Limited Partnership (the "OTHER OPTION").

     5.   REMOVAL OF STRUCTURES.  Tenant shall advise Landlord within ten (10)
          ---------------------
days prior to the exercise of the Option whether or not Tenant intends to utilize the structures located on the Property. In the event Tenant intends not to utilize such structures, Landlord shall have the right to remove such structures from the Property at its sole cost and expense.

     6.   ACQUISITION OF LICENSE.  Tenant shall pay to Landlord the sum of One
          ----------------------
Hundred Thousand Dollars ($100,000.00) upon the occurrence of any of the following:

          a. Tenant or its Affiliate acquires an existing License (as hereinafter defined) or an interest in an existing License; or

          b. Casino Magic, Inc. is acquired by Hollywood Park, Inc. ("HOLLYWOOD") and Hollywood or its Affiliate is awarded a Certificate of Suitability to operate a riverboat casino on the Ohio River from a county other than Switzerland County, Indiana by the Commission.

          The term "LICENSE" shall mean an owner?s License as defined in I.C.
(s) 4-33-2-15.

     7.   CERTIFICATE PAYMENT.  Within three (3) business days after Tenant or
          -------------------
its Affiliate is awarded a Certificate by the Commission, Tenant shall make a nonrefundable payment in the amount of Fifty Thousand Dollars ($50,000.00) to Landlord. Twenty-Five Thousand Dollars ($25,000.00) of such payment shall be credited against the Base Rent in accordance with the terms of the Lease.

     8.   LICENSE PAYMENT.  Within three (3) business days after Tenant or its
          ---------------
Affiliate is awarded a License by the Commission, Tenant shall make a nonrefundable payment in the amount of Fifty Thousand Dollars ($50,000.00) to Landlord. Twenty-Five Thousand Dollars ($25,000.00) of such payment shall be credited against the Base Rent in accordance with the terms of the Lease.

     9.   PERMIT APPLICATION.  Tenant shall, at its sole cost and expense,
          ------------------
diligently and actively pursue the processing of the existing permit application (i.e., Permit Application No. 199500322) that is on file with the U.S. Army Corp of Engineers. Landlord shall cooperate with Tenant and provide Tenant and/or any agent, representative or independent contractor of Tenant, complete access to the Property to conduct any and all environmental, archeological and engineering tests or studies with respect to the Property.

     10.  TERMINATION.  Tenant shall have the right to terminate this Agreement
          -----------
at any time prior to being awarded a Certificate. Landlord shall have the right to terminate this Agreement and the Tenant's right to exercise the Option in the event the Commission awards a fifth (5th) Certificate of Suitability to operate a riverboat casino on the Ohio River to any entity other than Tenant or its Affiliate.

     11.  LANDLORD'S COOPERATION.  Landlord shall cooperate fully with Tenant
          ----------------------
and shall execute on behalf of Tenant any documents necessary for Tenant to process the Property through local, city, state and county zoning and development processes. Prior to Tenant's exercise of the Option, Landlord shall not be obligated to cooperate with Tenant or execute any documents to process the Property through any zoning or development processes if such processes would result in an outcome that would be binding on the Property or Landlord if Tenant shall fail to lease the Property. Landlord acknowledges that the transaction contemplated in this Agreement is subject to regulation by governmental authorities having jurisdiction over gaming in Switzerland County, Indiana, and elsewhere (collectively referred to as "GAMING AUTHORITIES"). Landlord also acknowledges that Tenant conducts business pursuant to privileged licenses issued by Gaming Authorities. Accordingly, Landlord will fully cooperate with Tenant or any Gaming Authorities concerning any inquiries, investigations and requests for information made by any Gaming Authorities in connection with the gaming operations of Tenant or any entity or individual related to or affiliated with Tenant.

     12.  INFORMATION AND ACCESS.  Within two (2) weeks after the date hereof,
          ----------------------
Landlord shall deliver to Tenant copies of all surveys, permits, approvals, studies, analyses, maps, utility plans, engineering reports, soils reports, title reports, commitments and policies, and similar written instruments or documents relating to the Property in Landlord's possession or control not previously provided to Tenant (the "PROJECT DOCUMENTS"). Landlord shall immediately deliver to Tenant copies of all Project Documents that Landlord receives after the date hereof. Landlord shall give to Tenant and Tenant's counsel, accountants, and other representatives, full access during normal business hours throughout the Option Period to the Property and all of Landlord?s books, contracts, commitments and records with respect to the Property and shall furnish Tenant during such period with all such information concerning its affairs as Tenant may request. Tenant may conduct such tests upon the Property as Tenant deems necessary, including, but not limited to, engineering and environmental tests. Tenant shall indemnify Landlord from any damages, costs or expenses arising out of Tenant's inspection, use or occupancy of the Property. Copies of any Project Documents not in Landlord's possession or control but which subsequently come into Landlord's possession or control shall be delivered immediately to Tenant.

     13.  REPRESENTATIONS AND WARRANTIES.  Landlord represents and warrants to
          ------------------------------
Tenant as follows:

          a. This Agreement constitutes legal, valid and binding obligations of Landlord, enforceable in accordance with its respective terms.

          b. Neither the execution, delivery or performance of this Agreement will breach any statute, law, ordinance, rule or regulation of any governmental authority or conflict with or result in a breach of any of the terms, conditions or provisions of any judgment, order, injunction, decree or ruling of any court or governmental authority to which Landlord or the Property is subject or any agreement or instrument to which it is party or by which it or the Property is bound, or constitute a default thereunder.

          c. No consent, approval or authorization of any governmental authority (except for the Gaming Authorities) or private party is required in connection with the execution, delivery and performance of this Agreement by Landlord.

          d. Landlord has good and marketable title to the Property. There are no monetary liens or encumbrances affecting the Property and Landlord will not cause or permit any such lien or encumbrance to be placed against the Property which has priority over the Memorandum of Option described in
     Section 28 below.

     14.  CONFIDENTIALITY.  Landlord and Tenant agree to treat confidentially
          ---------------
the existence and terms of this Agreement and any information, analyses, compilations, studies or other documents or records (collectively, the "CONFIDENTIAL MATERIAL") which Tenant or any of Tenant's directors, officers, employees, representatives, advisors or agents furnish to Landlord or Landlord's employees, representatives, advisors or agents, and vice-versa (the "RECIPIENTS"). Landlord and Tenant agree that the Confidential Material will be kept confidential by Landlord and Tenant and the other Recipients and that any such information will be disclosed only to Recipients who need to know such information and any of the Gaming Authorities, or any other State Agency that requests or requires such information and to no other persons (it being understood that (a) such Recipients shall be information by Landlord or Tenant, as the case may be, of the confidential nature of such information, shall be directed by Landlord to treat such information confidentially and shall agree to abide by the provisions of this Section, and
(b) in any event, Landlord or Tenant, as the case may be, shall be responsible for any breach of this Section by any Recipient). The provisions of this Section shall survive the termination or expiration of this Agreement.

     15.  BROKERAGE FEES.  Each of the parties hereto represents to the other
          --------------
that it has not entered into any agreement for the payment of any fees, compensation or expenses to any person, firm or corporation in connection with the transactions provided for herein, and each agrees to hold and save the other harmless from any such fees, compensation or expenses which may be suffered by reason of any such agreement or purported agreement by the indemnifying party.

     16.  NOTICES.  Any and all notices and demands by any party hereto to any
          -------
other party required or desired to be given hereunder shall be in writing and shall be validly given or made only if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested, or if made by Federal Express or other similar delivery service keeping records of deliveries and attempted deliveries or if sent by telecopy. Service by United States Mail or by Federal Express or other similar delivery service shall be conclusively deemed made on the first business day delivery is attempted or upon receipt, whichever is sooner. Service by telecopy shall be deemed made upon the next business day following confirmed transmission. The parties may change their address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the others, which notice of change of address shall not become effective, however, until the actual receipt thereof by the others.

     17.  GOVERNING LAW.  This Agreement shall be deemed to be made under the
          -------------
laws of the State of Indiana and for all purposes shall be governed by and construed in accordance with the laws thereof.

     18.  BINDING EFFECT.  Subject to any limitation on assignment set forth in
          --------------
this Agreement, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. It is specifically agreed that Tenant may not assign, transfer or convey any or all of its rights and obligations hereunder, by operation of law or otherwise, to any person or entity other than an Affiliate of Tenant without the Landlord's prior written consent. Landlord may not assign or transfer its rights and obligations under this Agreement, by operation of law or otherwise, without the prior consent of Tenant, which consent may be withheld in Tenant's sole discretion. Notwithstanding the foregoing, Tenant shall have the right to assign or transfer any or all of its rights and obligations under this Agreement to an Affiliate of Tenant. No consent shall be required with respect to an acquisition of the interests in Tenant of Hilton Hotel Corporation by Boomtown Hoosier, Inc. or an Affiliate thereof or a subsequent transfer of such beneficial interest to Horseshoe Gaming, Inc. or its Affiliate. Notwithstanding the foregoing, Landlord shall have the right to assign or transfer any or all of its rights and obligations under this Agreement to any blood relative(s) of Landlord or any corporation, trust, limited liability company or other entity which is controlled by or created for the benefit of Landlord or Landlord's blood relative without Tenant's consent or approval. Except as specifically provided above in this Section, this Agreement is not intended to, and shall not, create any rights in any person or entity whatsoever except Tenant and Landlord.

     19.  SEVERABILITY.  If any term, provision, covenant or condition of this
          ------------
Agreement or any application thereof should be held by a court of competent jurisdiction to be invalid, void or unenforceable by the laws applicable thereto, such provision shall be deemed severable from and shall in no way affect the enforceability and validity of the remaining provisions of this Agreement, all provisions, covenants, and conditions of this Agreement, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect and shall in no way be affected, impaired or invalidated thereby.

     20.  INTERPRETATION.  This Agreement is an agreement between financially
          --------------
sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared (or caused the preparation of) this instrument or the relative bargaining power of the parties.

     21.  CALCULATION OF TIME PERIODS.  If any date herein set forth for the
          ---------------------------
performance of any obligation by Landlord or Tenant or for the delivery of any instrument or notice herein provided should be a Saturday, Sunday, or legal holiday, such performance or delivery may be made on the next business day following such Saturday, Sunday, or legal holiday. As used herein, the term "legal holiday" means any state or federal holiday for which financial institutions or post offices are closed in the local jurisdiction in which the Property is located, for observance thereof, and the term "business day" means any day which is not a Saturday, Sunday, or legal holiday.

     22.  EXHIBITS.  All exhibits referred to herein and attached hereto are
          --------
hereby made a part hereof and are incorporated herein by this reference.

     23.  ENTIRE AGREEMENT.  This Agreement contains the entire agreement
          ----------------
between the parties relating to the transactions contemplated hereby, and amends and restates in its entirety the Original Agreement, and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged herein. No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is or may be sought.

     24.  ATTORNEYS' FEES.  In the event any action or proceeding is commenced
          ---------------
by any party against any other in connection herewith, including but not limited to any proceeding in bankruptcy, the prevailing party shall be entitled to recover from the other party all costs and expenses, including, without limitation, reasonable attorneys' fees and costs incurred in such action or proceeding, including, but not limited to, any proceeding in bankruptcy, in addition to any other relief awarded by the court.

     25.  TIME OF ESSENCE.  Time is of the essence of this Agreement and all of
          ---------------
the terms, provisions, covenants and conditions hereof.

     26.  CAPTIONS AND PRONOUNS.  The captions appearing at the commencement of
          ---------------------
the sections hereof are descriptive only and for convenience in reference to this Agreement and in no way whatsoever define, limit, amplify or describe the scope or intent of this Agreement, nor in any way be used in interpreting the terms of this Agreement or affect this Agreement. Personal pronouns used herein shall be construed as though of the gender and number required by the context, and the singular shall include the plural and the plural the singular as may be required by the context.

     27.  FURTHER ASSURANCES.  In addition to the acts and deeds recited herein
          ------------------
and contemplated to be performed, executed and/or delivered by Landlord, Landlord shall, at Tenant's cost and expense, perform, execute and/or deliver or cause to be performed, executed and/or delivered any and all further acts, deeds and assurances as may, from time to time, be reasonably requested by Tenant to consummate the transactions contemplated in this Agreement and for the better assuring to Tenant all of its rights hereunder.

     28.  COUNTERPARTS.  This Agreement may be executed in any number of
          ------------
counterparts, each of which when executed and delivered shall be an original, but all such counterparts shall constitute one and the same Agreement. The parties contemplate that they might be executing counterparts of this Agreement by facsimile and agree and intend that a signature by facsimile machine shall bind each party so signing with the same effect as though the signature were an original signature.

     29.  MEMORANDUM OF OPTION.  Concurrently with execution of this Agreement
          --------------------
the parties shall cause to be recorded in the real property records where the Property is located a memorandum of the Option in form of EXHIBIT C attached
                                                          ---------
hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the date first above written.


                             [INTENTIONALLY BLANK]

                            LANDLORD SIGNATURE PAGE



                                    LANDLORD:


                                /s/ Daniel Webster
                              ----------------------------------
                              Daniel Webster


                                /s/ Marsha Webster
                              ----------------------------------
                              Marsha Webster


                                /s/ William G. Diuguid
                              ----------------------------------
                              William G. Diuguid


                                /s/ Sara T. Diuguid
                              ----------------------------------
                              Sara T. Diuguid


                                /s/ J.R. Showers, III
                              ----------------------------------
                              J.R. Showers, III


                                /s/ Carol A. Showers
                              ----------------------------------
                              Carol A. Showers

                             TENANT SIGNATURE PAGE



                                             TENANT:

                                   PINNACLE GAMING DEVELOPMENT CORP.,
                                   a Colorado corporation


                                   By:   /s/ Robert F. List
                                       ----------------------------------
                                       Robert F. List, Treasurer


                                   EXHIBIT B

                        ASSIGNMENT OF OPTION AGREEMENT
                        ------------------------------

     THIS ASSIGNMENT OF OPTION AGREEMENT (the "ASSIGNMENT") is made this 2nd day of June, 1998, by DANIEL WEBSTER, a resident of the Commonwealth of Kentucky and MARSHA S. WEBSTER, a resident of the Commonwealth of Kentucky (together, the "ASSIGNOR") to PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("ASSIGNEE").

                                    RECITALS
                                    --------

     A. Assignor, as Buyers, and John Keeton and Dorothy Keeton (together, the "SELLERS") entered into that certain Option Agreement, dated November 9, 1997 (the "OPTION AGREEMENT"), whereby Assignor has the right or option to purchase and Sellers have the obligation to sell to Purchaser until December 31, 1998, or until December 31, 1999 if the option is extended, or until such later time as the parties may agree, certain real property located in Switzerland County, Indiana, as more particularly described in the Option Agreement (the "PROPERTY").

     B. Assignor, together with William G. Diuguid, Sara T. Diuguid, J.R. Showers, III and Carol A. Showers (collectively, the "LANDLORD") have entered into that certain Amended and Restated Option Agreement with Assignee dated of even date herewith, a copy of which is attached hereto as EXHIBIT A and
                                                          ---------
incorporated herein by reference (the "PARCEL B OPTION AGREEMENT").

     C. Assignor has agreed to assign all of its right, title and interest in and to the Option Agreement to Assignee.

     D. Assignee has agreed to accept the assignment of all Assignor's right, title and interest in and to the Option Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants, conditions, provisions and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Assignor does hereby assign to Assignee all of its right, title and interest in and to the Option Agreement upon the same covenants, terms, conditions and provisions as are contained therein, effective as of the earlier date of (a) Assignee's exercise of the Parcel B Option Agreement, or (b) the payment by Assignee of the First Option Extension Payment (as defined in the Parcel B Option Agreement) to Landlord (the "ASSIGNMENT DATE").

     2. Assignee does hereby accept the assignment of all Assignor's right, title and interest in and to the Option Agreement and does hereby assume Assignor's obligations thereunder.

     3. In addition to the mutual covenants and agreements contained herein, Assignee has contemporaneously herewith paid to Assignor Twenty Thousand Dollars ($20,000), the receipt and sufficiency of which is hereby acknowledged by Assignor. In addition, Assignee agrees to pay Fifty Thousand Dollars ($50,000) to Assignor upon the closing of the Property in accordance with the terms of the Option Agreement or Assignee or its direct affiliate otherwise acquires the Property.

     4. Assignor hereby represents and warrants to Assignee that Assignor has not heretofore assigned, conveyed, sold or granted any interest in the Option Agreement and that the Option Agreement is in full force and effect and neither party is in default thereunder.

     5. In the event Assignee fails to extend the Option as set forth in the Option Agreement, Assignee will promptly notify Assignor.

     6. Assignor and Assignee agree to release each other, and their respective agents, employees, representatives, members and successors (the "RELATED PARTIES") from and against any claims, demands, causes of action, losses, damages, liabilities, costs and expenses asserted against, or imposed upon or incurred by the Related Parties (including attorneys' fees and expenses), whether suit is instituted or not, (a) arising by reason or failure of Assignor or Assignee to perform or fulfill any of their obligations under the Option Agreement arising from and after the Assignment Date, or (b) arising out of or in accordance with the execution of the Option Agreement or the circumstances surrounding the execution of the Option Agreement.

     7. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective legal representatives, successors and assigns.

     8. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be of the same binding effect as an original.

     9. Concurrently with execution of this Agreement the parties shall cause to be recorded in the real property records where the Property is located a memorandum of the Assignment in form of EXHIBIT A attached hereto.
                                        ---------

     IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment of Option Agreement as of the day and year first written above.

                             [INTENTIONALLY BLANK]

                            ASSIGNOR SIGNATURE PAGE
                            -----------------------


                                    "ASSIGNOR"


                              _____________________________________
                              Daniel Webster


                              _____________________________________
                              Marsha S. Webster

                            ASSIGNEE SIGNATURE PAGE
                            -----------------------


                                    "ASSIGNEE"

                              PINNACLE GAMING DEVELOPMENT CORP.,
                              a Colorado corporation


                              By:_________________________________
                                  Robert F. List, Treasurer